BUREAU OF CANNABIS CONTROL
CALIFORNIA

Bureau of Cannabis Control
(833) 768-5880

Adult-Use and Medicinal - Distributor Temporary License

LICENSE NO:
C11-18-0000257-TEMP

VALID:
12/1/2018

LEGAL BUSINESS NAME:
VBF BRANDS INC.

EXPIRES:
3/31/2019

PREMISE:
20420 SPENCE RD
SALINAS, CA 93908-9723

Non-Transferable

Prominently display this license as required by Title 16 CCR § 5039